                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      MFS Government Markets Income Trust
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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

                     MFS(R) GOVERNMENT MARKETS INCOME TRUST
                500 Boylston Street, Boston, Massachusetts 02116

              Notice of the 2007 Annual Meeting of Shareholders
                        To be held on November 1, 2007

The 2007 Annual Meeting of Shareholders of the above referenced trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Thursday, November 1, 2007, for the following purposes:

ITEM 1. To elect Robert J. Manning, Lawrence T. Cohn, M.D., Lawrence T. Perera, and Laurie J. Thomsen as Trustees of the Trust; and

ITEM 2. To amend the Trust's fundamental investment policy concerning borrowing.

ITEM 3. To act upon, if properly presented at the Meeting, a shareholder proposal that the Board of Trustees promptly take the steps necessary to open-end the Trust or otherwise enable shareholders to realize net asset value for their shares.

ITEM 4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF
                       ITEMS 1 AND 2 AND AGAINST ITEM 3.

Only a Trust's shareholders of record on September 4, 2007 will be entitled to vote at the Trust's Meeting of Shareholders.

                                    By order of the Board of Trustees
                                    SUSAN S. NEWTON
                                    Assistant Secretary and Assistant Clerk
September 14, 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE SPECIAL MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 9:29 A.M., EASTERN TIME, ON THE DATE OF THE SPECIAL MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                    MFS(R) GOVERNMENT MARKETS INCOME TRUST

                               Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the MFS Government Markets Income Trust (the "Trust") to be used at the Meeting of Shareholders of the Trust (the "Meeting") to be held at 9:30 a.m. on November 1, 2007 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. Information regarding the members of the Board of Trustees can be found in the section of this Proxy Statement entitled "Election of Trustees." If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare, Inc. "Computershare", 250 Royall Street, Canton, Massachusetts 02021, or delivered at a Meeting. On September 4, 2007, the following number of shares were outstanding for the Trust:

                                          # OF COMMON          # OF PREFERRED
               TRUST                   SHARES OUTSTANDING    SHARES OUTSTANDING
-------------------------------------------------------------------------------
MFS Government Markets Income Trust           TBU                  TBU

Shareholders of record at the close of business on September 4, 2007 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 14, 2007. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company ("MFS"), the Trust's investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the Trust. The Trust has engaged Computershare and Georgeson, Inc. to provide base shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders, as well as vote solicitation and tracking. It is anticipated that the cost of these services will be [TBU] and may increase substantially in the event that any vote is contested and increased solicitation efforts are required.

A copy of the Trust's most recent annual report and semi-annual report may be obtained without charge by contacting Computershare, the Trust's transfer and shareholder servicing agent, 250 Royall Street, Canton, Massachusetts 02021, or by telephoning (800) 637-2304.

ITEM 1 -- ELECTION OF TRUSTEES

The Board of Trustees, which oversees the Trust, provides broad supervision over the affairs of the Trust. Those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your Trust or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. MFS is responsible for the investment management of the Trust's assets and for providing a variety of other administrative services to the Trust. The officers of the Trust are responsible for its operations.

The Board has fixed the number of Trustees of the Trust at twelve. Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. The Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders Robert J. Manning, Lawrence T. Cohn, M.D., Lawrence T. Perera, and Laurie J. Thomsen as Trustees of the class whose term will expire at the 2010 Annual Meeting of Shareholders (or special meeting in lieu thereof) of the Trust, and the Board of Trustees has nominated such individuals. Each nominee is presently a Trustee of the Trust and has agreed to serve as a Trustee of the Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

It is intended that proxies not limited to the contrary will be voted in favor of electing Dr. Cohn, Messrs. Manning and Perera and Ms. Thomsen. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than twelve for the Trust. Under the terms of each Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years.

The following table presents certain information regarding the current Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.


                                                                                         PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD                       TERM          DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH TRUST      TRUSTEE SINCE(1)  EXPIRING          OTHER DIRECTORSHIPS(2)
-------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
Robert J. Manning(3);             Trustee            February 2004      2010         Massachusetts Financial
(born 10/20/63)                                                                      Services Company, Chief
                                                                                     Executive Officer, President,
                                                                                     Chief Investment Officer and
                                                                                     Director
-------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)                Trustee            February 2004      2009         Massachusetts Financial
(born 08/08/46)                                                                      Services Company, Chairman
                                                                                     (since February 2004); MIT
                                                                                     Sloan School (education),
                                                                                     Senior Lecturer (since 2006);
                                                                                     Secretary of Economic Affairs,
                                                                                     The Commonwealth of
                                                                                     Massachusetts (January 2002 to
                                                                                     December 2002); Fidelity
                                                                                     Investments, Vice Chairman
                                                                                     (June 2000 to December 2001);
                                                                                     Fidelity Management & Research
                                                                                     Company (investment adviser),
                                                                                     President (March 1997 to July
                                                                                     2001); Bell Canada Enterprises
                                                                                     (telecommunications),
                                                                                     Director; Medtronic, Inc.
                                                                                     (medical technology),
                                                                                     Director; Telesat (satellite
                                                                                     communications), Director
-------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
J. Atwood Ives                    Trustee and Chair  February 1992      2008         Private investor; Eastern
(born 05/01/36)                   of Trustees                                        Enterprises (diversified
                                                                                     services company), Chairman,
                                                                                     Trustee and Chief Executive
                                                                                     Officer (until November 2000)
-------------------------------------------------------------------------------------------------------------------
Robert E. Butler(4)               Trustee            January 2006       2009         Consultant - regulatory and
(born 11/29/41)                                                                      compliance matters (since July
                                                                                     2002); PricewaterhouseCoopers
                                                                                     LLP (professional services
                                                                                     firm), Partner (until 2002)
-------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.            Trustee            August 1993        2010         Brigham and Women's Hospital,
(born 03/11/37)                                                                      Chief of Cardiac Surgery
                                                                                     (until 2005); Harvard Medical
                                                                                     School, Professor of Cardiac
                                                                                     Surgery; Physician Director of
                                                                                     Medical Device Technology for
                                                                                     Partners Health Care
-------------------------------------------------------------------------------------------------------------------
David H. Gunning                  Trustee            January 2004       2009         Retired; Cleveland-Cliffs Inc.
(born 05/30/42)                                                                      (mining products and service
                                                                                     provider), Vice Chairman/
                                                                                     Director (until May 2007);
                                                                                     Portman Limited (mining)
                                                                                     Director (since 2005);
                                                                                     Encinitos Ventures (private
                                                                                     investment company), Principal
                                                                                     (1997 to April 2001); Lincoln
                                                                                     Electric Holdings, Inc.
                                                                                     (welding equipment
                                                                                     manufacturer), Director
-------------------------------------------------------------------------------------------------------------------
William R. Gutow                  Trustee            December 1993      2008         Private investor and real
(born 09/27/41)                                                                      estate consultant; Capitol
                                                                                     Entertainment Management
                                                                                     Company (video franchise),
                                                                                     Vice Chairman Atlantic Coast
                                                                                     Tan (tanning salons), Vice
                                                                                     Chairman (since 2002)
-------------------------------------------------------------------------------------------------------------------
Michael Hegarty                   Trustee            December 2004      2008         Retired; AXA Financial
(born 12/21/44)                                                                      (financial services and
                                                                                     insurance), Vice Chairman and
                                                                                     Chief Operating Officer (until
                                                                                     May 2001); The Equitable Life
                                                                                     Assurance Society (insurance),
                                                                                     President and Chief Operating
                                                                                     Officer (until May 2001)
-------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera                Trustee            July 1981          2010         Hemenway & Barnes (attorneys),
(born 06/23/35)                                                                      Partner
-------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt                  Trustee            August 1993        2009         Insight Resources, Inc.
(born 09/23/38)                                                                      (acquisition planning
                                                                                     specialists), President;
                                                                                     Wellfleet Investments
                                                                                     (investor in health care
                                                                                     companies), Managing General
                                                                                     Partner (since 1993);
                                                                                     Cambridge Nutraceuticals
                                                                                     (professional nutritional
                                                                                     products), Chief Executive
                                                                                     Officer (until May 2001)
-------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen                 Trustee            March 2005         2010         New Profit, Inc. (venture
(born 08/05/57)                                                                      philanthropy), Partner (since
                                                                                     2006); Private investor; Prism
                                                                                     Venture Partners (venture
                                                                                     capital), Co-founder and
                                                                                     General Partner (until June
                                                                                     2004); The Travelers Companies
                                                                                     (commercial property liability
                                                                                     insurance), Director
-------------------------------------------------------------------------------------------------------------------
Robert W. Uek                     Trustee            January 2006       2008         Retired (since 1999);
(born 05/18/41)                                                                      PricewaterhouseCoopers LLP
                                                                                     (professional services firm),
                                                                                     Partner (until 1999);
                                                                                     Consultant to investment
                                                                                     company industry (since 2000);
                                                                                     TT International Funds (mutual
                                                                                     fund complex), Trustee (2000
                                                                                     until 2005); Hillview
                                                                                     Investment Trust II Funds
                                                                                     (mutual fund complex), Trustee
                                                                                     (2000 until 2005)

----------
(1) Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by
    MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each current Trustee listed above served as a board member of 97 funds within the MFS Family of Funds (the "MFS Funds") as of December 31, 2006. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about the Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under "Trust Information" beginning on page 19.

REQUIRED VOTE. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST.

COMMITTEES

The Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. The Trust's Board has several standing committees, which are described below.

                            NUMBER OF
                            MEETINGS
                             IN LAST                                                    CURRENT
NAME OF COMMITTEE          FISCAL YEAR               FUNCTIONS                         MEMBER(1)
----------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE             9           Oversees the accounting and                Butler*(2), Gutow*,
                                        auditing procedures of the Trust           Sherratt*, Thomsen*(2)
                                        and, among other things, considers         and Uek*(2)
                                        the selection of the independent
                                        accountants for the Trust and the
                                        scope of the audit, and considers
                                        the effect on the independence of
                                        those accountants of any non-audit
                                        services such accountants provide
                                        to the Trust and any audit or non-
                                        audit services such accountants
                                        provide to other MFS Trusts, MFS
                                        and/or certain affiliates. The
                                        Committee is also responsible for
                                        establishing procedures for the
                                        receipt, retention and treatment of
                                        complaints received by the Trust
                                        regarding accounting, internal
                                        accounting controls, or auditing
                                        matters and the confidential,
                                        anonymous submission of concerns
                                        regarding questionable Trust
                                        accounting matters by officers of
                                        the Trust and employees of the
                                        Trust's investment adviser,
                                        administrator, principal
                                        underwriter or any other provider
                                        of accounting-related services to
                                        the Trust.

COMPLIANCE AND GOVERNANCE   8           Oversees the development and               Butler*, Cohn*,
COMMITTEE                               implementation of the Trust's              Gunning*, Gutow* and
                                        regulatory and fiduciary compliance        Sherratt*
                                        policies, procedures and practices
                                        under the 1940 Act and other applicable
                                        laws as well as oversight of compliance
                                        policies of the Trust's investment
                                        adviser and certain other service
                                        providers as they relate to Trust
                                        activities. The Trust's Independent
                                        Chief Compliance Officer, reports
                                        directly to the Committee and assists
                                        the Committee in carrying out its
                                        responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on matters
                                        concerning Trustee practices and
                                        recommendations concerning the
                                        functions and duties of the committees
                                        of the Board.

CONTRACTS REVIEW            5           Requests, reviews and considers the        All non-interested
COMMITTEE                               information deemed reasonably necessary    Trustees of the Board
                                        to evaluate the terms of the investment    (Butler, Cohn, Gunning,
                                        advisory and principal underwriting        Gutow, Hegarty, Ives,
                                        agreements and the Plan of Distribution    Perera, Sherratt,
                                        under Rule 12b-1 that the Trust            Thomsen and Uek)
                                        proposes to renew or continue, and to
                                        make its recommendations to the full
                                        Board of Trustees on these matters.

NOMINATION AND              1           Recommends qualified candidates to         All non-interested
COMPENSATION COMMITTEE                  the Board in the event that a              Trustees of the Board
                                        position is vacated or created. The        (Butler, Cohn, Gunning,
                                        Committee will consider recommendations    Gutow, Hegarty, Ives,
                                        by shareholders when a vacancy exists.     Perera, Sherratt,
                                        Shareholders wishing to recommend          Thomsen and Uek)
                                        candidates for Trustee for
                                        consideration by the Committee may do
                                        so by writing to the Trust's Secretary
                                        at the principal executive office of
                                        the Trust. Such recommendations must be
                                        accompanied by biographical and
                                        occupational data on the candidate
                                        (including whether the candidate would
                                        be an "interested person" of the
                                        Trust), a written consent of the
                                        candidate to be named as a nominee and
                                        to serve as Trustee if elected, record
                                        and ownership information for the
                                        recommending shareholder with respect
                                        to the Trust, and a description of any
                                        arrangements or understandings
                                        regarding recommendation of the
                                        candidate for consideration. The
                                        Committee is also responsible for
                                        making recommendations to the Board
                                        regarding any necessary standards or
                                        qualifications for service on the
                                        Board. The Committee also reviews and
                                        makes recommendations to the Board
                                        regarding compensation for the
                                        non-interested Trustees.

PORTFOLIO TRADING AND       8           Oversees the policies, procedures,         Cohn*, Gunning*,
MARKETING REVIEW                        and practices of the Trust with            Hegarty* and Perera*
COMMITTEE                               respect to brokerage transactions
                                        involving portfolio securities as those
                                        policies, procedures, and practices are
                                        carried out by MFS and its affiliates.
                                        The Committee also oversees the
                                        administration of the Trust's proxy
                                        voting policies and procedures by MFS.
                                        In addition, the Committee receives
                                        reports from MFS regarding the
                                        policies, procedures, and practices of
                                        MFS and its affiliates in connection
                                        with their marketing and distribution
                                        of shares of the Trust.

PRICING COMMITTEE           8           Oversees the determination of the          Hegarty*, Perera*,
                                        value of the portfolio securities          Thomsen* and Uek*
                                        and other assets held by the Trust
                                        and determines or causes to be
                                        determined the fair value of
                                        securities and assets for which
                                        market quotations are not "readily
                                        available" in accordance with the
                                        1940 Act. The Committee delegates
                                        primary responsibility for carrying
                                        out these functions to MFS and MFS'
                                        internal valuation committee
                                        pursuant to pricing policies and
                                        procedures approved by the
                                        Committee and adopted by the full
                                        Board, which include methodologies
                                        to be followed by MFS to determine
                                        the fair values of portfolio
                                        securities and other assets held by
                                        the Trust for which market
                                        quotations are not readily
                                        available. The Committee meets
                                        periodically with the members of
                                        MFS' internal valuation committee
                                        to review and assess the quality of
                                        fair valuation and other pricing
                                        determinations made pursuant to the
                                        Trust's pricing policies and
                                        procedures, and to review and
                                        assess the policies and procedures
                                        themselves. The Committee also
                                        exercises the responsibilities of
                                        the Board under the Amortized Cost
                                        Valuation Procedures approved by
                                        the Board on behalf of each Trust
                                        which holds itself out as a "money
                                        market fund" in accordance with
                                        Rule 2a-7 under the 1940 Act.

SERVICES CONTRACTS          8           Reviews and evaluates the                  Gunning*, Sherratt*,
COMMITTEE                               contractual arrangements of the            Thomsen* and Uek*
                                        Trust relating to transfer agency,
                                        administrative services, custody,
                                        pricing and bookkeeping services and
                                        lending of portfolio securities, and
                                        makes recommendations to the full Board
                                        of Trustees on these matters.

----------
(1) Information about each committee member is set forth above on pages 3, 4 and 5. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the
    Committees' meetings in his capacity as Chair of the Trustees.
(2) Audit Committee Financial Expert.
  * Independent Trustees.

The Trustees generally hold at least nine regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of the Trust is reviewed by the Trustees at each meeting and more in-depth reviews are conducted by the Trustees throughout the year. MFS Government Markets Income Trust held 10 Board meetings during the fiscal year ended November 30, 2006. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for the Trust.

AUDIT COMMITTEE

The Trust's Audit Committee consists only of Independent Trustees and Trustees who are independent of the Trust as defined by New York Stock Exchange Listing Standards. The Trust's Audit Committee's report on the Trust's most recent audited financials is included below under Independent Registered Public Accounting Firm. The Trust's Board has adopted a written charter for the Audit Committee. A copy of the Committee's charter is available on mfs.com.

NOMINATION AND COMPENSATION COMMITTEE

The Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Committee's charter is available on mfs.com.

The Trust's Nomination and Compensation Committee consists only of Independent Trustees and Trustees who are independent of the Trust as defined by New York Stock Exchange Listing Standards.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by the Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the Trust's expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trust's Nomination and Compensation Committee Charter. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

SHARE OWNERSHIP
As of September 4, 2007, the Trustees and officers of the Trust as a whole owned less than 1% of the outstanding shares of the Trust.

The following table shows the dollar range of equity securities beneficially owned by each nominee or Trustee (a) of the Trust and (b) on an aggregate basis, in all MFS funds overseen by the nominee or Trustee, as of September 4, 2007.

The following dollar ranges apply:
    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. Over $100,000

                                                                                             AGGREGATE DOLLAR
                                                                                                 RANGE OF
                                                                               AGGREGATE       SECURITIES IN
                                                                              DOLLAR RANGE     ALL MFS FUNDS
                                                                               OF EQUITY        OVERSEEN OR
                                                                             SECURITIES IN   TO BE OVERSEEN BY
NAME OF TRUSTEE                                TRUST NAME                      THE TRUST        THE NOMINEE
---------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------
Robert J. Manning             MFS Government Markets Income Trust                 TBU
Robert C. Pozen               MFS Government Markets Income Trust                 TBU

INDEPENDENT TRUSTEES
--------------------
Robert E. Butler              MFS Government Markets Income Trust                 TBU
Lawrence H. Cohn, M.D.        MFS Government Markets Income Trust                 TBU
David H. Gunning              MFS Government Markets Income Trust                 TBU
William R. Gutow              MFS Government Markets Income Trust                 TBU
Michael Hegarty               MFS Government Markets Income Trust                 TBU
J. Atwood Ives                MFS Government Markets Income Trust                 TBU
Lawrence T. Perera            MFS Government Markets Income Trust                 TBU
J. Dale Sherratt              MFS Government Markets Income Trust                 TBU
Laurie J. Thomsen             MFS Government Markets Income Trust                 TBU
Robert W. Uek                 MFS Government Markets Income Trust                 TBU

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Board of Trustees of the Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, MFS Government Markets Income Trust, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The Fund's Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. The Trustees are not required to attend the Trust's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. No Board members attended the 2006 Annual Meeting of Shareholders.

The Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by the Trust for the fiscal year ended November 30, 2006. Interested Trustees receive no compensation from the Trust for their services as Trustees. The table includes information for Ms. Amy B. Lane, who retired as Trustee of the Trust on February 22, 2006.

                                                                                          TOTAL CASH
                                                             RETIREMENT BENEFITS         COMPENSATION
                                         TRUSTEE FEES         ACCRUED AS PART OF        FROM TRUST AND
NAME OF TRUSTEE(1)                        FROM TRUST            TRUST EXPENSE          FUND COMPLEX(2)
------------------------------------------------------------------------------------------------------
Robert E. Butler(4)                         $5,358                   N/A                   $210,289
Lawrence H. Cohn, M.D.                      $6,016                  $1,537                 $208,289
David H. Gunning                            $5,820                   N/A                   $219,642
William R. Gutow                            $6,016                   N/A                   $208,289
Michael Hegarty                             $6,020                   N/A                   $209,289
J. Atwood Ives                              $6,335                    $0                   $285,289
Amy B. Lane(3)                              $2,020                   N/A                   $ 50,423
Lawrence T. Perera                          $6,079                    $0                   $228,289
J. Dale Sherratt                            $6,158                  $1,390                 $250,289
Laurie J. Thomsen                           $6,020                   N/A                   $209,289
Robert W. Uek(4)                            $5,408                   N/A                   $227,789

------------
(1) Each Trustee who is an "interested person" of MFS within the meaning of the 1940 Act (Pozen and
    Manning) serves without any compensation from the Trust.
(2) For calendar year 2006. Trustees receiving compensation from the Trust served as Trustee of 97 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2006 of approximately $102 billion).
(3) Ms. Lane retired as a Trustee of the Trust on February 22, 2006.
(4) Messrs. Butler and Uek became Trustees of the Trust on January 1, 2006.

RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of other fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

ITEM 2 -- PROPOSAL TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY CONCERNING BORROWING

The Board has approved and recommends that shareholders of the Fund approve an amendment to the Fund's borrowing policy.

Under the 1940 Act, a closed-end Trust is generally permitted to borrow up to 33 1/3% of its assets.

More specifically, under the 1940 Act, a closed-end fund such as the Trust is permitted to have outstanding senior securities representing indebtedness ("borrowings") if immediately after the financing giving rise to the borrowing, the value of the Trust's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the trust's total assets). In addition, a closed-end trust is permitted to declare any cash dividend or other distribution on its common shares if, at the time of such declaration, the value of the trust's total assets, less liabilities other than borrowings, is at least 300% of such principal amount. The Trust's current borrowing policy is more restrictive than is permitted under the 1940 Act, and allows the Trust to borrow only as a temporary measure for extraordinary or emergency purposes or for a repurchase of its shares and in no event in excess of 33 1/3% of its assets.

MFS believes that it is appropriate for the Trust to be able to incur indebtedness for investment purposes. A change to the Trust's investment policy concerning borrowing requires the approval of shareholders. As proposed, the new policy would allow the Trust to strategically incur indebtedness of up to 33 1/3% of its assets at short-term rates and invest the proceeds in obligations that pay longer-term rates. Such borrowing would occur when short-term rates are lower than long-term rates to provide the Trust with the potential to earn the difference between the long-term rates earned on investments and the short-term rates paid on the borrowing. MFS expects that this can increase the investment performance of the Trust. However, leveraging is a speculative technique and there are special risks involved. The borrowing will generally increase the volatility of the Trust's net asset value and possibly the market price of its shares. For example, if the Trust borrows money to purchase securities and the Trust's investments decrease in value, the Trust's losses will be greater than if the Trust did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Trust will be less than if borrowing were not used. However MFS believes that the potential benefit for enhanced performance and its possible positive affect on the market price of the Trust's shares outweighs these risks.

Under the Trust's management agreement, MFS is entitled to an annual management fee of 0.32% of average net assets and 5.33% of gross income. MFS has agreed to a voluntary limit on the total annual management fee to 0.85%. This limit can be changed only with approval of the Trustees. If the proposal is approved by shareholders, the Trust expects to use bank debt to effect the borrowing, and MFS would not be paid the 0.32% asset-based portion of the management fee with respect to the assets acquired through the borrowing. MFS will, however, be entitled to be paid 5.33% of the gross income earned from the assets obtained through leverage. Accordingly, MFS has some financial incentive for the Trust to utilize borrowings as described because it may receive additional management fees with respect to the portion of the fee based on gross income, up to the total 0.85% management fee limit noted above.

The Trust's current fundamental investment policy with respect to borrowing states:

    The Trust may not "borrow money, except as a temporary measure for extraordinary or emergency purposes or for a repurchase of its shares and in no event in excess of 33 1/3% of its assets."

The proposed fundamental investment policy with respect to borrowing that you are asked to approve states:

    The Trust may not "borrow money [or issue any senior security] except to the extent permitted by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act") or exemptive orders granted under such Act, or otherwise permitted from time to time by regulatory authority having jurisdiction."

The Trust's investment objective and other fundamental investment policies will not be affected by the proposed changes.

REQUIRED VOTE: Approval of this matter will require the vote of (i) 67% or more of the outstanding voting securities of the Trust present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Trust, whichever is less.

THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE TO APPROVE THIS PROPOSAL.

ITEM 3 -- SHAREHOLDER PROPOSAL
The Board of Trustees has been informed by Bulldog Investors ("Bulldog"), a shareholder of record owning [ ] shares of the Trust as of September 4, 2007, that it intends to submit the following proposal at the meeting.

RESOLVED: The shareholders of MFS Government Markets Income Trust (the "Trust") request that the Board of Trustees promptly take the steps necessary to open end the Trust or otherwise enable shareholders to realize net asset value ("NAV") for their shares.

Bulldog's proposal will be submitted at the Meeting as Proposal 3. Bulldog has requested that the following statement be included in the proxy statement in support of its Proposal 3.

SUPPORTING STATEMENT
Shares of the Trust have traded at a discount to NAV continuously for almost 15 years. For example, on March 5, 2007 a shareholder that wished to sell his or her shares would have only received $6.60 per share and not the NAV of $7.25.

After fifteen years of discounts, we believe shareholders deserve an opportunity to realize NAV. Open-ending the Trust would allow all shareholders to obtain a higher price for their shares whenever they decide to sell. We think the time is right to permanently eliminate the Trust's discount to NAV. If you agree, please vote in favor of this proposal.

                                 *    *    *

AS DETAILED IN THE FOLLOWING STATEMENT OF OPPOSITION TO PROPOSAL 3, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 3 IS NOT IN THE BEST INTERESTS OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL 3.

BOARD OF TRUSTEES' STATEMENT IN OPPOSITION TO THE PROPOSAL OF BULLDOG INVESTORS Bulldog Investors' proposal seeks a fundamental change in the structure of the Trust, asking you to approve a resolution to convert the Trust from a closed-end structure to an open-end structure. The supporting statement portrays such a conversion as a straightforward, uncontroversial action designed to allow all shareholders to receive the full net asset value whenever they decide to redeem their shares. It does not discuss, however, the potential negative consequences of abandoning the closed-end structure or explain that changing a core characteristic of the Trust is contrary to the interests of shareholders who chose a closed-end fund and wish to remain in the Trust. Your Board has given consideration to the proposal and firmly believes that it is not in the best interests of the Trust's shareholders. After careful consideration of several options to address the Trust's market price discount to NAV, your Board has recently taken actions that it believes are superior alternatives to Bulldog's proposal. Specifically, the Board has recently approved the adoption of a level-distribution plan pursuant to which the Trust will make monthly distributions at a minimum annual rate of 7.25% (based on average monthly net asset value), has recommended approval of a proposal to use leverage as a means to potentially increase the Trust's yield, and has authorized a change in the Trust's investment strategy to allow investment in higher yielding securities. Given the potential consequences of conversion to an open-end structure, and the recent actions taken to address the Trust's discount, your Board recommends that you oppose Bulldog's proposal.

Your Board Has Already Taken Actions To Address the Trust's Discount.

Since the time Bulldog submitted its proposal, the Board has taken actions to address the Trust's market discount to NAV. In July 2007, the Board authorized the adoption of a level distribution plan pursuant to which MGF will, beginning on September 1, 2007, make monthly distributions at a minimum annual rate of 7.25%. Fund management has advised the Board that this plan, upon implementation, may have the effect of narrowing or eliminating the Trust's discount. Similar plans have been used by other trusts to address discounts. As set forth elsewhere in this proxy statement, the Board has also recommended approval of a proposal to allow the use of leverage in the management of Trust assets (see Proposal 2) and, in April 2007, approved a change in the Trust's investment strategy to permit the Trust to invest in higher yielding securities. The Board believes that both of these additional measures may increase the Trust's yield and result in a narrowing of the discount. In light of these recent actions, which the Board believes are responsive to the Bulldog proposal, the Board does not believe that it makes sense to take the further dramatic step of open-ending the Trust, given the many potential negative consequences of doing so.

Key Differences Between Open-End and Closed-End Trusts.

Conversion of the Trust from a closed-end structure to an open-end structure is not a minor change. It is a change to a core characteristic of the Trust as an investment. A closed-end trust is different from an open-end trust in meaningful ways, and investors often choose a closed-end trust for the very characteristics that distinguish it from an open-end trust.

Unlike an open-end trust, a closed-end trust has a fixed number of shares that trade on an exchange, such as the New York Stock Exchange. By contrast, an open-end trust does not trade on an exchange and has a constantly changing number of shares, because it typically sells new shares continuously and is required to "redeem" shares when investors choose to leave the trust. When an investor redeems a share of an open-end trust, the trust typically pays that investor cash. Thus, while the managers of a closed-end trust can count on a fairly constant asset base, managers of an open-end trust must grapple with the constant inflow and outflow of investors in the trust, typically leaving a certain portion of trust assets uninvested (i.e., in cash or cash-equivalents) to accommodate redemptions.

Managers of a closed-end trust, on the other hand, are free to keep trust assets more fully invested, because they need not worry about redemptions. In the case of a fixed-income closed-end trust, such as the Trust, that means that the managers are free to invest more trust assets in fixed-income securities that will generate income for shareholders. In addition, closed-end trusts are not encumbered by certain SEC rules that limit the ability of open- end trusts to invest in potentially attractive illiquid securities, again because open-end trusts must stand ready to pay for redemptions. Trust management has advised the Board that conversion of the Trust to an open-end structure would deprive the Trust's managers of the ability to fully invest in income-generating securities, to the detriment of Trust shareholders.

Conversion to an Open-End Structure Would Effectively Increase Fund Expenses.

Bulldog's supporting statement does not discuss the effect that open-ending the Trust would have on the Trust's expenses. Experience has shown that, where proposals such as Bulldog's proposal are acted upon, some investors - often professional fund arbitrageurs and certain hedge funds - redeem their shares immediately, reducing fund assets (sometimes substantially). Although those redeeming shareholders would likely turn a quick profit, their short-term strategy would be at the expense of long-term shareholders who wish to remain in the Trust. Significant redemptions by some large shareholders with a short-term future investment horizon would reduce the number of shares over which fixed costs of the Trust are spread and thereby would increase the portion of expenses the remaining, long-term shareholders must bear.

Your Trust's management estimates that, if investors holding 25% of the Trust redeem their shares upon open-ending, your annual expense ratio would rise by about 3 basis points. If 50% of the shares are redeemed, management estimates your annual expense ratio would rise about 10 basis points. In some cases, redemptions by some large, short-term shareholders after open-ending reduce trust assets so greatly that the economies of the pooled investment are lost, leaving the remaining shareholders little choice but to liquidate the trust entirely or bear an increased share of fixed costs.

Conversion to an open-end trust would also involve a number of additional expenses for your Trust, including the one-time legal, accounting and mailing costs to obtain shareholder approval and, on an ongoing basis, shareholder servicing costs, transfer agency fees to accommodate daily sales and redemptions, the cost to register shares and maintain a current prospectus for an ongoing distribution, as well as initial and ongoing state filing fees. As an open-end trust, your Trust would also have to consider a means to pay brokers for the ongoing distribution of new shares, possibly through a Rule 12b-1 fee. Rule 12b-1 fees are typical features of open-end trusts. As an open-end trust, the Trust may also impose a sales "load" that would apply to new purchases of certain share classes of the Trust.

Conversion to an Open-End Structure May Negatively Impact Returns and Portfolio Management.

Conversion to an open-end trust could potentially dilute your investment returns. Imagine, for example, that the Trust as an open-end fund held a portfolio of securities with an overall yield (after expenses) of 5%, and market yields fall below 5%. Investor money might flow into the Trust, because investors want to take advantage of the higher yield available in the Trust. To put this new money to work, the Trust would be forced to buy instruments reflecting the lower yield then prevalent in the market, diluting the return for all investors. This phenomenon, common in open-end bond trusts, does not generally impact closed-end trusts, because closed-end trusts do not continuously offer their shares and therefore do not take in significant flows of new money.

The Trust's investment program could also be constrained by conversion to an open-end structure. With potential large redemptions on the horizon, the portfolio manager would need to raise cash to fund redemptions, which may require significant restructuring of the portfolio and the sale of investments that might not otherwise be sold at that time, possibly at unfavorable prices, and with significant transaction costs. This, combined with the likely need to maintain a portion of the portfolio in cash to handle redemptions as they arise, could negatively impact the return for long-term Trust shareholders. Depending on the portfolio makeup at the time, large redemptions could also force the Trust to realize any unrealized capital gains with resulting unfavorable tax consequences to some shareholders.

Open-ending could adversely affect the Trust in other ways as well. As discussed above, experience suggests that there are more redemptions in open-end trusts near market bottoms, which often are good times to invest and not good times to sell portfolio securities at depressed prices. Conversely, new money tends to be invested in open-end trusts near market peaks, which are generally not good times for trusts to invest. These factors have a tendency to increase investment volatility. Closed-end trusts, like the Trust, on the other hand, are able to maintain their investment strategy during these peaks and troughs without their portfolio managers being forced to invest new money or liquidate portfolio holdings at times when sound investment practice could dictate otherwise and without generating unnecessary portfolio turnover and transaction costs.

Conversion Could Result in Lost Opportunities to Benefit from Leverage.

Because of restrictions that the Investment Company Act places on leveraging by open-end trusts, conversion to an open-end structure would significantly jeopardize management's efforts to seek increased investment return through leverage (see Proposal 2), as detailed elsewhere in this proxy statement. The leverage proposal, which your Board has recommended that you approve, represents an effort to increase investment return, reduce the discount and maintain the closed-end trust structure in which you invested.

In sum, your Board recommends you vote against the Bulldog proposal because it seeks a fundamental change in the Trust that would deprive shareholders of the benefit of the closed-end structure, potentially increase the Trust's total expense ratio, result in new fees associated with open-end trusts, constrain the Trust managers' investment discretion, potentially dilute or decrease your investment returns, interfere with portfolio management and deprive the Trust of the full benefit of the proposal to use leverage to potentially increase yield. Moreover, since Bulldog submitted its proposal, your Board has taken substantial actions in an effort to narrow or eliminate the Trust's discount.

REQUIRED VOTE: Approval of this matter will require the vote of a majority of the outstanding voting securities of the Trust.

THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE AGAINST THIS PROPOSAL.

TRUST INFORMATION
This section provides certain information about the Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of the Trust.

INVESTMENT ADVISER AND ADMINISTRATOR
The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Independent Registered Public Accounting Firm and fiscal year end for the Trust is listed below:

                                  INDEPENDENT REGISTERED PUBLIC   FISCAL YEAR
             TRUST                      ACCOUNTING FIRM              END
------------------------------------------------------------------------------
MFS Government Markets Income     Deloitte & Touche LLP
Trust                             ("Deloitte")                    November 30

The Independent Registered Public Accounting Firm has no direct or material indirect interest in the Trust.

Representatives of the Independent Registered Public Accounting Firm are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees of the Trust issued the following report concerning the financial statements for the Trust's most recent fiscal year.

    The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

    Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's annual report to shareholders for the Trust's 2006 fiscal year for filing with the Securities and Exchange Commission.

    Respectfully submitted for MFS Government Markets Income Trust by the Audit Committee as of December 14, 2006.

                                               Robert E. Butler
                                               J. Atwood Ives
                                               J. Dale Sherratt
                                               Laurie J. Thomsen
                                               Robert W. Uek

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to the Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to the Trust (including MFS Service Center, Inc.) (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of the Trust. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for the Trust's two most recent fiscal years, the fees billed by the Trust's Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Trust's Service Affiliates that relate directly to the Trust's operations and financial reporting under the following captions:

    (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

    (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees", including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

    (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

    (iv) All Other Fees - fees for products and services provided to the Trust by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees", "Audit- Related Fees" and
          "Tax Fees."

Schedule A attached hereto also sets forth the aggregate fees billed by the Independent Registered Public Accounting Firm for the Trust's two most recent fiscal years for non-audit services rendered to the Trust and the Trust's Service Affiliates.

The Audit Committee has considered whether the provision by the Trust's Independent Registered Public Accounting Firm of non-audit services to the Trust's Service Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Trust's principal auditor.

EXECUTIVE OFFICERS
The following table provides information about the current executive officers of the Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                                  PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD         OFFICER              DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH                  WITH TRUST            SINCE(1)                 & DIRECTORSHIPS(2)
-----------------------------------------------------------------------------------------------------------
OFFICERS
Maria F. Dwyer(3)              President               November 2005      Massachusetts Financial Services
(born 12/1/58)                                                            Company, Executive Vice President and
                                                                          Chief Regulatory Officer (since March
                                                                          2004) and Chief Compliance Officer
                                                                          (since November 2006); Fidelity
                                                                          Management & Research Company, Vice
                                                                          President (prior to March 2004);
                                                                          Fidelity Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(3)              Treasurer               September 2005     Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President (since
                                                                          September 2004);
                                                                          PricewaterhouseCoopers LLP, Partner
                                                                          (prior to September 2004)

Christopher R. Bohane(3)       Assistant Secretary     July 2005          Massachusetts Financial Services
(born 01/18/74)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law firm),
                                                                          Associate (prior to April 2003)

Ethan D. Corey(3)              Assistant Secretary     July 2005          Massachusetts Financial Services
(born 11/21/63)                and Assistant Clerk                        Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(3)          Assistant Treasurer     July 2005          Massachusetts Financial Services
(born 08/10/68)                                                           Company, Vice President (since June
                                                                          2005); JP Morgan Investor Services,
                                                                          Vice President (prior to June 2005)

Mark D. Fischer(3)             Assistant Treasurer     July 2005          Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment Management
                                                                          Company, Vice President (prior to May
                                                                          2005)

Brian E. Langenfeld(3)         Assistant Secretary     May 2006           Massachusetts Financial Services
(born 03/7/73)                 and Assistant Clerk                        Company, Vice President (since May
                                                                          2006); John Hancock Advisers, LLC,
                                                                          Assistant, Vice President and Counsel
                                                                          (May 2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and Assistant
                                                                          Secretary (prior to May 2005)

Ellen Moynihan(3)              Assistant Treasurer     April 1997         Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(3)             Assistant Secretary     May 2005           Massachusetts Financial Services
(born 03/7/50)                 and Assistant Clerk                        Company, Senior Vice President and
                                                                          Associate General Counsel (since April
                                                                          2005); John Hancock Advisers, LLC,
                                                                          Senior Vice President, Secretary and
                                                                          Chief Legal Officer (prior to April
                                                                          2005); John Hancock Group of Funds,
                                                                          Senior Vice President, Secretary and
                                                                          Chief Legal Officer (prior to April
                                                                          2005)

Susan A. Pereira(3)            Assistant Secretary     July 2005          Massachusetts Financial Services
(born 11/5/70)                 and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm), Associate
                                                                          (prior to June 2004)

Mark N. Polebaum(3)            Secretary and Clerk     January 2006       Massachusetts Financial Services
(born 05/01/52)                                                           Company, Executive Vice President,
                                                                          General Counsel and Secretary (since
                                                                          January 2006); Wilmer Cutler Pickering
                                                                          Hale and Dorr LLP (law firm), Partner
                                                                          (prior to January 2006)

Frank L. Tarantino             Independent Chief       June 2004          Tarantino LLC (provider of compliance
(born 03/07/44)                Compliance Officer                         services), Principal (since June
                                                                          2004); CRA Business Strategies Group
                                                                          (consulting services), Executive Vice
                                                                          President (April 2003 to June 2004);
                                                                          David L. Babson & Co. (investment
                                                                          adviser), Managing Director, Chief
                                                                          Administrative Officer and Director
                                                                          (prior to March 2003)

James O. Yost(3)               Assistant Treasurer     September 1990     Massachusetts Financial Services
(born 06/12/60)                                                           Company, Senior Vice President

------------
(1) Date first appointed to serve as officer of an MFS fund.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust's officers held comparable positions with the 97 funds in the MFS Family of Funds, and with certain affiliates of MFS as of December 31, 2006. The address of each officer is MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
Schedule B attached hereto sets forth, as of September 4, 2007, to the best knowledge of the Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of the Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file in relation to the Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year for Trustees, directors and certain officers of the Trust and MFS and greater than ten percent beneficial owners, the Trust believes all Section 16(a) filing requirements were made on a timely basis, except for the following filings:
Peter Vaream (Former Portfolio Manager) made a Form 3 (Initial Statement of Beneficial Ownership) filing on January 11, 2006; Joseph C. Flaherty, Jr. (Former Portfolio Manager) made a Form 3 filing on December 5, 2005; Elaine R. Smith (Former Trustee) made a Form 4 (Statement of Changes of Beneficial Ownership) filing on December 14, 2005. To the extent that any Form 3, 3A and 4 filings were not made on a timely basis, certain Form 5 (Annual Statement of Changes of Beneficial Ownership) filings were not filed on a timely basis as well.

LITIGATION
Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS; internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of the fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted: FOR the election of Robert J. Manning, Lawrence T. Cohn, M.D., Lawrence T. Perera, and Laurie J. Thomsen, as Trustees of the Trust (if still available for election); FOR the approval of Proposal 2; and AGAINST the approval of Proposal 3.

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and
(b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of the Trust's outstanding shares entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to Proposals 1 and 2, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting. With respect to proposal 3, broker non-votes, absentions, and withholding authority to vote all will have the effect of voting AGAINST the applicable proposal.

Each shareholder of the Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on September 4, 2007, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

The Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2008 Annual Meeting of Shareholders must be received by the Trust on or prior to March 30, 2008. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2008 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust's By-Laws and Declaration of Trust by June 13, 2008 at the Trust's principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2008 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC's proxy rules.

ADDITIONAL INFORMATION
The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne by the Trust.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Trust shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders in such household. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare at 800-637-2304. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household or if you are receiving multiple copies of this Proxy Statement and do want the mailings to be combined with those for other members of your household, contact Computershare, Inc. "Computershare", in writing, at 250 Royall Street, Canton, Massachusetts 02021, or by telephone at (800) 637-2304, or contact your financial intermediary.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

September 14, 2007                       MFS(R) GOVERNMENT MARKETS INCOME TRUST

                                                                                                            SCHEDULE A

                                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

For the Fund's last two fiscal years, fees billed by the Trust's Independent Registered Public Accounting Firm for
services provided directly to the Trust:

                                              INDEPENDENT
                                               REGISTERED                                       AUDIT RELATED
                                                 PUBLIC               AUDIT FEES                     FEES
                                               ACCOUNTING     ---------------------------  ------------------------
TRUST                                             FIRM                 2006          2005         2006         2005
--------------------------------------------------------------------------------------------------------------------
MFS Government Markets Income Trust            Deloitte              $43,663       $44,463      $20,000      $15,000

                                              INDEPENDENT
                                               REGISTERED
                                                 PUBLIC                TAX FEES                 ALL OTHER FEES
                                               ACCOUNTING     ---------------------------  ------------------------
TRUST                                             FIRM                 2006          2005         2006         2005
--------------------------------------------------------------------------------------------------------------------
MFS Government Markets Income Trust            Deloitte               $8,400       $10,100           $0           $0

    For the Trust's last two fiscal years, fees billed by the Trust's Independent Registered Public Accounting Firm
for services provided to the Trust's Service Affiliates that relate directly to the Trust's operations and financial reporting:

                                INDEPENDENT
                                 REGISTERED          AUDIT RELATED
                                   PUBLIC               FEES(1)                TAX FEES(1)             ALL OTHER FEES(1)
                                 ACCOUNTING    ------------------------    ----------------------   ------------------------
TRUST                               FIRM            2006           2005         2006         2005        2006          2005
-----------------------------------------------------------------------------------------------------------------------------
Service Affiliates of MFS        Deloitte        $1,047,925       $729,371        $0        $30,000    $429,071      $858,675
  Government Markets Income
  Trust

------------
(1) This amount reflects the fees billed to Service Affiliates of the Fund for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

    During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or
"All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Aggregate fees billed by the Independent Registered Public Accounting Firm, for the Trust's two most recent fiscal years, for non-audit services rendered to the Trust and the Trust's Service Affiliates:

                                                      INDEPENDENT REGISTERED
TRUST                                                 PUBLIC ACCOUNTING FIRM                2006              2005
-------------------------------------------------------------------------------------------------------------------
MFS Government Markets Income Trust and its Service   Deloitte                        $1,648,581        $1,685,542
  Affiliates

                                                                                                            SCHEDULE B

                                             INTERESTS OF CERTAIN PERSONS

    As of September 4, 2007, to the best knowledge of the Trust, the shareholders who beneficially owned more than 5%
of the outstanding shares of any class of the Trust are as follows:

                                                                                          NUMBER OF         PERCENT OF
                                                                                         OUTSTANDING       OUTSTANDING
                                                                                            SHARES          SHARES OF
                                             NAME AND ADDRESS             CLASS OF       BENEFICIALLY      NOTED CLASS
TRUST                                         OF SHAREHOLDER               SHARES           OWNED             OWNED
------------------------------------------------------------------------------------------------------------------------

MFS Government Markets Income Trust

M F S(SM)
INVESTMENT MANAGEMENT(R)                                        CE-MGF-PRX-9/07

MFS INVESTMENT MANAGEMENT


MR A SAMPLE
DESIGNATION (IF ANY)

ADD 1
ADD 2
ADD 3
ADD 4
ADD 5


Using a BLACK INK pen, mark your votes with an X as shown in this      [X]
example. do not write outside the designated areas.


---------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                    123456                      C0123456789                12345
---------------------------------------------------------------------------------------------------------------------------

\/ IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

[A]   PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2 AND AGAINST ITEM 3.


1. Election of Directors:   01 - Robert J. Manning    02 - Lawrence T. Cohn, M.D.   03 - Lawrence T. Perera   04 - Laurie J. Thomsen


[ ]   MARK HERE TO VOTE FOR ALL NOMINEES
                                                                01      02     03       04
[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES              [ ]     [ ]    [ ]      [ ]


[ ]   FOR ALL EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

2. To amend the Trust's fundamental investment policy concerning borrowing.                 FOR    AGAIUNST   ABSTAIN
                                                                                            [ ]       [ ]        [ ]
3. To request that the Board of Trustees promptly take the steps necessary to open-end the Trust or otherwise enable shareholders to realize net asset for
   their shares.                                                                            [ ]       [ ]        [ ]


4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print date     Signature 1 -- Please keep signature              Signature 2 -- Please keep signature
below.                                     within the box.                                   within the box.

[                       ]                        [                         ]                    [                    ]

CHANGE OF ADDRESS -- Please print new address below.

[                                                                                               ]

\/ IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/





IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND
RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE._

----------------------------------------------------------------------------------------------------------------------------------
PROXY -- MFS INVESTMENT MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------------

MFS(R) GOVERNMENT MARKETS INCOME TRUST
500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

NOTICE OF THE 2007 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2007

The signer of this proxy card hereby appoints Tracy A. Atkinson, Christopher R. Bohane, Mark D. Fischer, Brian E. Langenfeld,
Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, November 1, 2007 at 9:30 a.m. Boston time, and at any adjournment thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present.

Shareholders of the Trust will vote separately on each item.

Only a Trust's shareholders of record on September 4, 2007 will be entitled to vote at the Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2 AND AGAINST PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID
THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS
PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.